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EXHIBIT 99.4

                             PLAN OF REORGANIZATION


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

--------------------------------------------X
In re                                       : Chapter 11
                                            :
CELLNET DATA SYSTEMS, INC., ET AL.,         : Case No. 00-00844 (PJW)
                                            :
                         Debtors.           : (Jointly Administered)
--------------------------------------------X


              JOINT CONSOLIDATED LIQUIDATING PLAN OF REORGANIZATION
               OF CELLNET DATA SYSTEMS, INC. AND ITS SUBSIDIARIES
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                        Mark Thompson (MT 4187)
                                        SIMPSON THACHER & BARTLETT
                                        425 Lexington Avenue
                                        New York, New York 10017
                                        (212) 455-2000

                                               -and-

                                        Mark D. Collins (No. 2981)
                                        RICHARDS, LAYTON & FINGER, P.A.
                                        One Rodney Square
                                        P.O. Box 551
                                        Wilmington, Delaware  19899
                                        (302) 658-6541

                                        Attorneys for Debtors in Possession


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                  CellNet Data Systems, Inc. (the "Parent") and its subsidiaries listed on the CellNet Data Systems, Inc. (the "Parent") and its subsidiaries listed on the attached Schedule I (collectively with the Parent, the "Debtors" or "CellNet") as debtors and debtors in possession propose the following Joint Consolidated Liquidating Plan of Reorganization (the "Plan"):


                                  INTRODUCTION

                  The Debtors are to be substantively consolidated and their Estates, which consist of approximately $54 million in cash and short-term investments, with the potential for the receipt of approximately $5 million in additional cash if certain asset transfers are approved, will be distributed to their creditors according to the priorities established by the Bankruptcy Code, Pro Rata (defined herein) within each class.

                  Reference is made to the Disclosure Statement accompanying the Plan, including the Exhibits thereto (the "Disclosure Statement"), for a discussion of the Debtors' history, business, results of operations and properties, and for a summary and analysis of the Plan.

                  All holders of Claims and Interests are encouraged to consult the Disclosure Statement and read the Plan carefully before voting to accept or reject the Plan.

                  Nothing in the Plan should be construed as constituting a solicitation of acceptances of the Plan unless and until the Disclosure Statement has been approved and distributed to all holders of claims and interests to the extent required by section 1125 of the Bankruptcy Code.

                SECTION I. DEFINITIONS AND CONSTRUCTION OF TERMS

                  Definitions. In addition to such other terms as are defined in other sections of the Plan, the following terms (which appear herein as capitalized terms) shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of the terms defined. A term used in the Plan and not defined herein or elsewhere in the Plan, but that is defined in the Bankruptcy Code has the meaning set forth therein.

                  1. "Administrative Claim" means a Claim to the extent that it is of the kind described in section 503(b) of the Bankruptcy Code and is entitled to priority under section 507(a)(1) of the Bankruptcy Code, including fees payable to the US Trustee pursuant to 28 U.S.C. Section 1930(a).

                  2. "Allowed" means, with reference to any Claim or Interest and with respect to the Debtors, (a) any Claim against or Interest in the Debtors which has been listed by the

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Debtors in their Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim or interest has been filed, (b) any Claim or Interest (i) allowed under the Plan, (ii) allowed by Final Order, or (iii) as to which the liability of the Debtors and the amount thereof are determined by a final order of a court of competent jurisdiction other than the Bankruptcy Court or (c) as to which a proof of claim has been timely filed in a liquidated amount with the Bankruptcy Court pursuant to the Bankruptcy Code or any order of the Bankruptcy Court, or filed late with leave of the Bankruptcy Court after notice and a hearing, and in respect of which no objection to the allowance of such Claim or motion to expunge such Claim has been interposed before any final date for the filing of such objections or motions set forth in the Confirmation Order or other order of the Bankruptcy Court.

                  3. "Asset Purchase Agreement" means the Asset Purchase Agreement dated as of March 1, 2000 among the Debtors, Schlumberger Resource Management Services, Inc. and Schlumberger Technology Corporation, a copy of which is on file with the Clerk of the United States Bankruptcy Court, District of Delaware, Docket No. 137, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3.

                  4. "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Cases.

                  5. "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware.

                  6. "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

                  7. "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in the city of New York, New York or the State of California are required or authorized to close by law or executive order.

                  8. "Cases" means the Debtors' collective voluntary reorganization proceedings under chapter 11 of the Bankruptcy Code.

                  9. "Cash" means legal tender of the United States of America, which may be conveyed by check or wire transfer.

                  10. "Causes of Action" means all claims and causes of action now owned or hereafter acquired by the Debtors, whether arising under any contract or under the Bankruptcy Code or other federal or state law, including, without limitation, any causes of action arising under sections 544, 545, 547, 548, 549, 550, 551, 553(b) or other sections of the Bankruptcy
Code.

                  11. "Chief Operating Officer" means John S. Dubel, his designees or any such person hired by the Debtors for the purpose of implementing the applicable provisions of the Plan.

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                  12. "Claim" has the meaning set forth in section 101 of the
Bankruptcy Code.

                  13. "Class" means a category of holders of Claims or Interests as set forth in Section II of the Plan.

                  14. "Collateral" means any property or interest in property of the estates or the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

                  15. "Common Stock" means (a) the shares of any class or series of common stock issued by any Debtor, (b) all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character, if any, to acquire such stock, and (c) all Claims arising from rescission of a purchase or sale of such stock or options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character, if any, to acquire such stock or for damages arising from the purchase or sale of the foregoing, and all Claims for indemnity, reimbursement, or contribution on account of such Claims.

                  16. "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the Case docket.

                  17. "Confirmation Hearing" means the hearing held by the Bankruptcy Court to consider confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  18. "Confirmation Order" means the Final Order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

                  19. "Creditors' Committee" means the official committee of unsecured creditors appointed by the United States Trustee in these Cases on February 15, 2000.

                  20. "Disclosure Statement" means the Disclosure Statement that relates to this Plan and is approved by the Court pursuant to section 1125 of the Bankruptcy Code, as such Disclosure Statement may be amended, modified, or supplemented (and all exhibits and schedules annexed thereto or referred to therein).

                  21. "Disclosure Statement Order" means the order of the Court approving the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code.

                  22. "Disputed Claim" means a Claim against the Debtors to the extent that as of any date of determination such claim is not Allowed.

                  23. "Distribution" means any distribution under the Plan to the holders of Allowed Claims.

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                  24. "Distribution Account" means an account established and maintained by the Debtors with _________________, Account No. ____________, which account is entitled "CellNet Data Systems, Inc. (D.I.P.)" for the purpose of making Distributions to claimants.

                  25. "Distribution Date" means any date on which a Distribution is made by the Debtors.

                  26. "Effective Date" means the fifteenth (15th) day after the first Business Day on which the conditions specified in Section VI of the Plan have been satisfied.

                  27. "Estates" means the estates which were created by the commencement of the Debtors' Cases pursuant to Section 541 of the Bankruptcy Code, and shall be deemed to include, without limitation, any and all privileges of the Debtors and any and all interests in their property, whether real, personal or mixed, rights, causes of action, avoidance powers or extensions of time that the Debtors or their estates shall have had effective as of the commencement of the Case, or which such estate acquired after the commencement of the Case, whether by virtue of sections 544, 545, 546, 547, 548, 549 or 550 of the Bankruptcy Code or otherwise.

                  28. "Fee Claim" means a Claim under Section 330, 311 or 503 of the Bankruptcy Code for allowance of compensation and/or reimbursement of expenses in the Case including without limitation Claims under Section 503(b)(3) or (4) of the Bankruptcy Code based on substantial contribution in the Case.

                  29. "Final Distribution" means the date of the last Distribution by the Debtors.

                  30. "Final Order" means an order of the Bankruptcy Court as to which the time to appeal, petition for CERTIORARI, or move for reargument or rehearing has expired and as to which no appeal, petition for CERTIORARI, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, move for a stay pending appeal, petition for CERTIORARI, reargue, or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of CERTIORARI, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court shall have been determined by the highest court to which such order was appealed, or CERTIORARI, reargument or rehearing shall have been denied and the time to take any further appeal, petition for CERTIORARI or move for reargument or rehearing shall have expired; PROVIDED, HOWEVER, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or Rule 9023 or Rule 9024 of the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

                  31. "First Distribution Date" means the Distribution of Cash to Allowed Claims, to occur no later than 30 days after the Effective Date.

                  32. "Interest" means any ownership interest in the Debtors, including but not limited to the rights of the holders of Common Stock or Preferred Stock, including the rights of

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any entity to purchase or demand the issuance of any of the foregoing, including: (a) conversion, exchange, voting, participation, and dividend rights;
(b) liquidation preferences; (c) stock options, call rights, warrants and put rights; and (d) share-appreciation rights and restricted stock purchase rights.

                  33. "Intercompany Claim" means any Claim of any Debtor against another Debtor.

                  34. "Lien" has the meaning set forth in section 101 of the Bankruptcy Code.

                  35. "Officers" means the collective reference to the Chief Operating Officer, Vice President and Secretary.

                  36. "Operating Account" means an interest bearing account established and maintained by the Debtors with Wells Fargo Bank, San Francisco Account No. ________ , which account is entitled "CellNet Data Systems, Inc. (D.I.P.)" for the purpose of paying operating expenses of the Estates and holding Cash that has not been Distributed to claimants.

                  37. "Person" means an individual, corporation, partnership, governmental unit, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization or other entity.

                  38. "Petition Date" means February 4, 2000, the date on which the Debtors commenced the Cases.

                  39. "Plan" means this Chapter 11 plan of reorganization, including, without limitation, all documents referenced herein and all exhibits, supplements, appendices and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time.

                  40. "Preferred Stock" means (a) the shares of any class or series of preferred stock issued by any Debtor, including, without limitation, the 7% Exchangeable Limited Liability Company Preferred Securities Mandatorily Redeemable 2010 of CellNet Funding, LLC, (b) all options, warrants, calls, rights, puts, awards commitments or any other agreements of any character, if any, to acquire such stock, and (c) all Claims arising from rescission of a purchase or sale of such stock or options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character, if any, to acquire such stock or for damages arising from the purchase or sale of the foregoing, and all Claims for indemnity, reimbursement, or contribution on account of such Claims.

                  41. "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  42. "Pro Rata" means proportionate, and when applied to a Claim or Interest means that the ratio of the consideration distributed on account of an Allowed Claim or Allowed Interest in a Class to the amount of such Allowed Claim or Allowed Interest is the same as the

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ratio of the amount of the consideration distributed on account of all
Allowed Claims or Allowed Interests in such Class to the amount of all Allowed Claims or Allowed Interests in such Class.

                  43. "Schedules" means the schedules of assets and liabilities, the list of holders of Interests and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, and all amendments and modifications thereto through the Confirmation Date.

                  44. "Schlumberger" means Schlumberger Resource Management Services, Inc.

                  45. "Secured Claim" means the portion of any Claim, determined in accordance with section 506(a) of the Bankruptcy Code, as of the Confirmation Date, which is secured by a valid and perfected Lien on Collateral, express or implied, arising by contract, operation of law, or otherwise.

                  46. "Substantive Consolidation Order" means the
Confirmation Order.

                  47. "Unsecured Notes" means the 14% Senior Discount Notes due 2007 issued by Parent.

                  48. "Unsecured Claim" means any Claim that is not an Administrative Claim, Priority Claim, Priority Tax Claim or Secured Claim.

                  49. "Vice President and Secretary" means David L. Perry.

                  Computation of Time. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

                  SECTION II. CLASSIFICATION OF CLAIMS AND INTERESTS

                  The following is a designation of the Classes of Claims and Interests classified under the Plan.

                  A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of the Claim or Interest qualifies within the description of such different Class. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims have not been classified but the treatment for such unclassified claims is set forth in
Section III.

         A.       UNCLASSIFIED CLAIMS

                  50. "Administrative Claims". Administrative Claims are unclassified.

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                  51. "Priority Tax Claims".  Priority Tax Claims are
unclassified.

         B.       CLASSIFIED CLAIMS AND INTERESTS

                  Claims against, and Interests in the Debtors are classified as set forth below.

                  52. "Class 1 Claims -- Allowed Priority Claims". Class 1 Claims shall consist of Allowed Claims which are entitled to priority under
Section 507(a) of the Bankruptcy Code (other than Administrative Claims and Priority Tax Claims).

                  53. "Class 2 Claims -- Secured Claims". Class 2 Claims shall consist of all Secured Claims against the Debtors.

                  54. "Class 3 Claims -- Unsecured Claims". Class 3 Claims shall consist of all Unsecured Claims against the Debtors.

                  55. "Class 4 Claims -- Preferred Stock Interests". Class 4 Interests shall consist of all Interests arising from or related to the Preferred Stock and the equity interests in any Debtor.

                  56. "Class 5 Claims -- Common Stock Interests". Class 5 Interests shall consist of all Interests arising from or related to the Common Stock and the equity interests in any Debtor.

                  SECTION III. TREATMENT OF CLAIMS AND INTERESTS

                  The following is a designation of the treatment to be accorded to each Class of Claims and Interests denominated in the Plan.

                  No Claim shall entitle the holder thereof to a Distribution of Cash or to other consideration pursuant to the Plan unless, and only to the extent that, such Claim is an Allowed Claim. All Distributions of Cash on account of Allowed Claims shall be made on the Distribution Date.

                  No Claim shall be entitled to a Distribution hereunder if such Claim was assumed or purchased by Schlumberger under the Asset Purchase Agreement; holders of such Claims shall have recourse exclusively to Schlumberger.

         A.       UNCLASSIFIED CLAIMS

                  57. "Administrative Claims". Unless otherwise agreed by the holder of an Allowed Administrative Claim (in which event such other agreement shall govern), each holder of an Allowed Administrative Claim shall receive on the First Distribution Date or on the 15th (fifteenth) day after such later date as such claim becomes Allowed, Cash in an amount equal to

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such Allowed Administrative Claim; PROVIDED, HOWEVER, that Allowed
Administrative Claims that may be paid from the proceeds of, and in accordance with, insurance policies shall be paid on the later of (i) the Effective Date and (ii) the date that such insurance claim would be paid under the terms of the Debtors' applicable insurance policy or policies.

                  Administrative Claims for professional fees and expenses Allowed pursuant to section 330 of the Bankruptcy Code shall be paid in accordance with the Bankruptcy Court order allowing such fees and expenses.

                  58. "Priority Tax Claims". Unless otherwise agreed by the holder of an Allowed Priority Tax Claim (in which event such other agreement shall govern), each holder of an Allowed Priority Tax Claim shall receive on the First Distribution Date or on the 15th (fifteenth) day after such later date as such claim becomes Allowed, Cash equal to the amount of such Allowed Priority Tax Claim.

         B.       TREATMENT OF THE UNIMPAIRED CLASSES

                  Claims in Class 1 and Class 2 are not impaired under the Plan. Therefore, pursuant to section 1126(f) of the Bankruptcy Code, the holders of Claims and Interests in Class 1 and Class 2 are conclusively presumed to have accepted the Plan. The unimpaired Claims against, and Interests in, the Debtors will be treated in the following manner under the Plan:

                  59. "Class 1 -- Allowed Priority Claims". Each Allowed Priority Claim in Class 1 shall be paid in full in Cash on the First Distribution Date, or on such later date as such Claim becomes Allowed unless the holder of the Allowed Priority Claim agrees to a later date of payment.

                  60. "Class 2 -- Secured Claims". Holders of Secured Claims have been assumed and purchased by Schlumberger pursuant to the Asset Purchase Agreement and will not receive any Distributions pursuant to the Plan.

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         C.       TREATMENT OF IMPAIRED CLASSES

                  Claims and Interests in Class 3, Class 4 and Class 5 are impaired. The impaired Classes of Claims against, and Interests in, the Debtors will be treated in the following manner under the Plan:

                  61. "Class 3 -- Unsecured Claims". (a) Each Allowed Unsecured Claim in Class 3 shall be paid Cash equal to its Pro Rata share of the Cash available to the Estates after satisfaction of Allowed
Administrative Claims, Allowed Priority Tax Claims and Allowed Priority Claims. Such Cash shall be paid in a series of distributions, beginning on the First Distribution Date.

                      (b)  Pursuant to section 1126(a) of the Bankruptcy
Code, holders of Claims in Class 3 are entitled to vote to accept or reject the Plan.

                  62. "Class 4 -- Preferred Stock Interests". (a) Interests in Class 4 shall be deemed Allowed. There shall be no distribution to holders of Allowed Interests in Class 4. Such Interests shall be deemed canceled.

                      (b) Pursuant to section 1126(g) of the Bankruptcy Code, holders of Interests in Class 4 are conclusively presumed to have rejected the Plan.

                  63. "Class 5 -- Common Stock Interests". (a) Interests in Class 5 shall be deemed Allowed. There shall be no distribution to holders of Allowed Interests in Class 5. Such Interests shall be deemed canceled.

                      (b) Pursuant to section 1126(g) of the Bankruptcy Code, holders of Interests in Class 5 are conclusively presumed to have rejected the Plan.

                SECTION IV. TREATMENT OF EXECUTORY CONTRACTS AND
                                UNEXPIRED LEASES

         A.       REJECTION.

                  As authorized by section 1123(b)(2) of the Bankruptcy Code, except for those executory contracts and unexpired leases listed on the attached
Schedule II, all the Debtors' executory contracts and unexpired leases not assumed and assigned at the Closing are deemed rejected as of the Effective Date. On the First Distribution Date, the Debtors shall make all cure payments required by section 365(b) of the Bankruptcy Code in respect of the executory contracts and unexpired leases listed on Schedule II.

                  Each entity that is a party to an executory contract or unexpired lease rejected pursuant to the Plan (and only such entities) will be entitled to file, not later than thirty (30) days following the Confirmation Date, a proof of claim for damages alleged to have been suffered due to such rejection; provided, however, that the opportunity afforded an entity whose executory


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contract or unexpired lease is rejected pursuant to the Plan to file a proof of claim on or before such date shall in no way apply to entities who may assert a claim on account of an executory contract or unexpired lease that was previously rejected by the Debtors for which a prior bar date was established. Any person or entity that has a claim for damages as a result of the rejection of an executory contract or unexpired lease pursuant to the terms of the Plan that does not file a proof of claim in accordance with the terms and provisions of the Plan will be forever barred from asserting that claim against any of the Debtors or any property of the Estates.

                        SECTION V. IMPLEMENTATION OF PLAN

         A.       SUBSTANTIVE CONSOLIDATION.

                  64. "Consolidation of the Cases". The Plan contemplates and is predicated upon entry of the Substantive Consolidation Order, which shall effect the substantive consolidation of the Cases into a single chapter 11 case solely for the purposes of all actions associated with confirmation and consummation of the Plan. On the Confirmation Date or such other date as may be set by a Final Order of the Court, but subject to the occurrence of the Effective Date: (i) all Intercompany Claims by and among the Debtors shall be eliminated; (ii) all assets and liabilities of the Debtors shall be merged or treated as through they were merged; (iii) all prepetition cross-corporate guarantees of the Debtors shall be eliminated; (iv) all Claims based upon guarantees of collection, payment or performance made by one or more Debtors as to the obligations of another Debtor or of any other Person shall be discharged, released and of no further force and effect; (v) all Interests of any Debtor in any other Debtor shall be eliminated and (vi) each and every Claim filed in the individual Case of any of the Debtors shall be deemed filed against the consolidated Debtors in the consolidated Cases and shall be deemed a single obligation of the Debtors under the Plan on and after the Confirmation Date.

                  65. "Substantive Consolidation Order". The Plan shall serve as a motion seeking entry of an order substantively consolidating the Debtors' Cases. Unless an objection to substantive consolidation is made in writing by any creditor affected by the Plan as herein provided on or before five (5) Business Days prior to the date that is fixed by the Court as the last date on which acceptances to the Plan may be received, or such other date as may be fixed by the Court, the Substantive Consolidation Order may be entered by the Court. In the event any such objections are timely filed, a hearing with respect thereto shall be scheduled by the Court, which hearing may, but need not, coincide with the Confirmation Hearing.

         B.       NONCONSENSUAL CONFIRMATION.

                  The Debtors seek confirmation of the Plan in accordance with section 1129(b) of the Bankruptcy Code either under the terms provided herein or upon such terms as may exist if the Plan is modified in accordance with section 1127(d) of the Bankruptcy Code.


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         C.       PROCEDURE FOR DETERMINATION OF CLAIMS.

                  66. "Estimation of Disputed Claims". Pursuant to section 502(c) of the Bankruptcy Code, the Debtors shall make a reasonable estimation of the expected Allowed Claim (the "Estimated Allowed Claim") for each Disputed Claim, as scheduled on the attached Schedule III (the "Estimated Allowed Claim Schedule") to be filed at the hearing on the Disclosure Statement. The Plan shall serve as a motion seeking entry of an order approving the Estimated Allowed Claim Schedule, thereby deeming such Claims Allowed in accordance with the Estimated Allowed Claim Schedule or as otherwise provided by the Bankruptcy Court (the "Allowed Claim Order"). Unless an objection to the Estimated Allowed Claim Schedule is made in writing by any creditor affected by the Plan as herein provided on or before five (5) Business Days prior to the date that is fixed by the Court as the last date on which acceptances to the Plan may be received, or such other date as may be fixed by the Court, the Allowed Claim Order (which may be the Confirmation Order) may be entered by the Court. In the event any such objections are timely filed, a hearing with respect thereto shall be scheduled by the Court, which hearing will coincide with the Confirmation Hearing.

                  67. "Objections To Claims". (a) Notwithstanding the occurrence of the Confirmation Date, and except as to any Claim that has been Allowed prior to such date, the Debtors may object to the allowance of any Claim against the Debtors or seek estimation thereof on any grounds permitted by the Bankruptcy Code by filing the appropriate pleading with the Bankruptcy Court at any time prior to the first Business Day that is 30 (thirty) days after the Confirmation Date. To the extent any property is distributed to an entity on account of a Claim that is not an Allowed Claim, such property shall promptly be returned to the Debtors for deposit in the Distribution Account.

                      (b) To the extent that a Disputed Claim ultimately becomes an Allowed Claim, payment and distributions on account of such Allowed Claim shall be made in accordance with the provisions of the Plan governing the Class of Claims to which such Claim belongs. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Claim becomes a Final Order, any property that would have been distributed prior to the date on which a Disputed Claim becomes an Allowed Claim shall be distributed, together with any dividends, payments or other distributions made on account of such property from the date such distributions would have been due had such Claim then been an Allowed Claim to the date such distributions are made.

         D.       DISTRIBUTIONS.

                  68. "Distribution Account". On the date of each Distribution, the Debtors shall transfer Cash from the Operating Account to the Distribution Account in the amount of the aggregate Distributions being made on that Distribution Date. Such Cash will remain in the Distribution Account until the thirtieth (30) day following the Distribution Date and as soon as practicable thereafter, pursuant to Section V.D.7 below, the Debtors shall transfer any remaining unclaimed Distributions to the Operating Account.

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                  69. "Dates of Distribution". On the First Distribution
Date, the Debtors shall make Distributions to holders of Allowed Administrative Claims, Priority Tax Claims and Priority Claims called for by the Plan. Debtors also shall make a Distribution to each holder of an Allowed Unsecured Claim for the Allowed Amount on the First Distribution Date. The timing of all other Distributions shall be made at the discretion of the Debtors, PROVIDED that the Debtors shall make the Final Distribution no later than December 1, 2000 except as the Bankruptcy Court may otherwise order.

                  70. "Undeliverable Distributions". If a Distribution is returned to the Debtors as undeliverable, the Debtors shall hold such Distribution and shall not be required to take any further action with respect to the delivery of the Distribution unless and until the earlier of
(1) the date on which the Debtors are notified in writing of the then current address of the holder entitled to receive the Distribution or (2) November 30, 2000, except as the Bankruptcy Court may otherwise order. If the Debtors are notified in writing of the then current address of the holder prior to December 1, 2000, the Debtors shall promptly make the Distribution required by the Plan to the holder at the then current address.

                  71. "Sources of Cash and Manner of Payment". The Debtors shall make all Distributions from the Distribution Account. At the option of the Debtors, Distributions may be made in cash, by wire transfer or by a check drawn on the Distribution Account. The Debtors have employed a disbursement and paying agent, The Altman Group, Inc., for the purposes of making any or all Distributions.

                  72. "Interest". Unless otherwise required by applicable bankruptcy law, post-petition interest shall not accrue or be paid on any Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim.

                  73. "Fractional Dollars; De Minimis Distributions". (a) Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole cent.

                  (b) No Distribution will be made on account of any Allowed Claim to the holder any such Allowed Claim if the amount of such Distribution for the Allowed Claim is less than $50.00. Immediately before the Final Distribution Date, the Debtors shall (i) aggregate the amount of all Distributions that would have been made on account of an Allowed Claim but for this DE MINIMIS provision and (ii) on the Final Distribution Date, make a Distribution on account of such Allowed Claim if the aggregate amount exceeds $50.00.

                  74. "Unclaimed Distributions". All Distributions that are unclaimed for thirty (30) days after the date of Distribution thereof by mail to the latest mailing address filed of record with the Bankruptcy Court for the party entitled thereto or, if no such mailing address has been so filed, the mailing address reflected in the Schedules, will remain in the Operating Account for the Final Distribution to holders of Class 3 Claims.

                  75. "Compliance with Tax Requirements". (a) In compliance with section 346 of the Bankruptcy Code, the Debtors shall comply with all withholding and reporting requirements imposed by federal, state or local taxing authorities in connection with making Distributions pursuant to the Plan.

                  (b) In connection with each Distribution with respect to which the filing of an information return (such as an Internal Revenue Service Form 1099 or 1042) and/or withholding is required, the Debtors shall file such information return with the Internal Revenue Service and provide any required statements in connection therewith to the recipients of such Distribution, and/or effect any such withholding and deposit all moneys so withheld to the extent required by law. With respect to any Person from whom a tax identification number, certified tax identification number or other tax information required by law to avoid withholding has not been received by the Debtors, the Debtors may, at their sole option, withhold the amount required and distribute the balance to such Person or decline to make such Distribution until the information is received.

         E.       RESERVATION OF RIGHTS OF THE ESTATE.

                  All claims or Causes of Action, cross-claims and counterclaims of the Debtors of any kind or nature whatsoever, against third parties arising before the Confirmation Date that have not been disposed of prior to the Confirmation Date shall be preserved except for such claims or Causes of Action, cross-claims and counterclaims of the Debtors which have been released hereunder or pursuant to a Final Order.

         F.       AVOIDANCE ACTIONS.

                  All of the Debtors' right, title and interest in and to Causes of Action under Sections 543, 547, 548, 549 and 550 of the Bankruptcy Code will be abandoned and released as of the Closing Date and may not be pursued by any other party in interest.

         G.       CONTINUED CORPORATE EXISTENCE; DISSOLUTION OF CERTAIN DEBTORS.

                  76. Except for the Parent, the Debtors shall dissolve on the Effective Date pursuant to applicable state law. The Parent has all the power to wind up the affairs of the other Debtors under applicable state laws in addition to all the rights, powers and responsibilities conferred by the Bankruptcy Code and the Plan.

                  77. As soon as practicable following the Final Distribution pursuant to the Plan, the Chief Operating Officer shall (i) effectuate the dissolution of the Parent in accordance with the laws of the State of Delaware and any other applicable law and (ii) resign as the Chief Operating Officer of the Parent.

         H.       OFFICERS, ROLE OF CHIEF OPERATING OFFICER.

                  78. From and after the Effective Date, the Chief Operating Officer, the Vice President and Secretary shall serve as the officers and directors of the Parent.

                  79. The Chief Operating Officer, or the Vice President and Secretary, at the direction and discretion of the Chief Operating Officer, shall execute, deliver, file or record such documents, instruments, releases and other agreements and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

                  80. The Chief Operating Officer and the Vice President and Secretary shall be compensated from the Operating Account. Any professionals retained by the Chief Operating Officer shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the Operating Account. After the Effective Date, payment of the fees and expenses of the Chief Operating Officer, the Vice President and Secretary and professionals retained by the Debtors during these Cases shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court.

         I.       DISSOLUTION OF CREDITORS' COMMITTEE.

                  The Creditors' Committee will continue in existence until the Effective Date. On the Effective Date, (i) the Creditors' Committee will dissolve and its members deemed released of their duties, responsibilities and obligations in connection with the Debtors' Cases or the Plan and (ii) the retention or employment of the Creditors' Committee's professionals and agents shall terminate.

         J.       CANCELLATION OF NOTES/STOCK/INSTRUMENTS/AGREEMENTS.

                  All Common Stock, Preferred Stock and other ownership interests of any of the Debtors and all notes, bonds, indentures, agreements, contracts or other instruments or documents evidencing or creating any indebtedness, obligation or liability of any of the Debtors shall be deemed canceled on the Effective Date and shall have no force and effect against the Debtors, except for the purpose of evidencing the right to participate in the Distributions contemplated by the Plan. On the Effective Date, CellNet Data Systems, Inc. and CellNet Funding, L.L.C. will cease to be reporting companies under the Securities Exchange Act of 1934.

         K.       PROFESSIONAL FEES AND EXPENSES.

                  Each person requesting compensation in the Debtors' Cases pursuant to sections 326, 327, 328, 330, 331, 503(b) or 1103 of the Bankruptcy Code on account of services performed or Claims otherwise arising prior to the date of the Confirmation Hearing shall file an application for allowance of compensation and reimbursement of expenses on or prior to the 30th (thirtieth) Business Day after such date. Failure to timely file and application for such compensation shall result in the claim for such compensation being forever barred. Objections to such applications shall be filed no later than 15 (fifteen) days after completion of service of such applications.

         L.       INSURANCE PRESERVATION.

                  Nothing in the Plan, including any releases, shall diminish or impair the enforceability of any Insurance Policies or other policies of insurance that may cover any claims against the Debtors or any other Person.

         M.       RELEASE OF LIENS.

                  On the Effective Date, all mortgages, deeds of trust, Liens or other security interests against the property of the Estates shall be released.

          SECTION VI. CONDITIONS TO CONFIRMATION AND THE EFFECTIVE DATE

         A.       CONDITIONS TO CONFIRMATION OF THE PLAN

                  The Plan may not be confirmed unless the Disclosure Statement Order has been entered.

         B.       CONDITIONS TO OCCURRENCE OF THE EFFECTIVE DATE.

                  The Effective Date is conditioned upon the following:

                  81. the entry of the Confirmation Order by the Bankruptcy Court, more than ten (10) days have elapsed since the Confirmation Date, no stay of the Confirmation Order is in effect and the Confirmation Order has not been reversed, modified or vacated; and

                  82. the creation of the Distribution Account and the Operating Account.

         C.       THE CONFIRMATION ORDER

                  If the Confirmation Order is vacated, pursuant to this Section or otherwise, the Plan becomes null and void in all respects.

                           SECTION VII. MISCELLANEOUS

         A.       RETENTION OF JURISDICTION.

                  Following the Effective Date, the Bankruptcy Court shall retain such jurisdiction as is set forth in the Plan. Without in any manner limiting the scope of the foregoing, the Bankruptcy Court shall retain jurisdiction for the following purposes:

                  83. To determine the allowability, classification, priority or subordination of Claims and Interests upon objection, or to estimate, pursuant to section 502(c) of the Bankruptcy Code, the amount of any Claim that is or is anticipated to be contingent or unliquidated as of the Effective Date, or to hear proceedings to subordinate Claims or Interests brought by any party in interest with standing to bring such objection or proceeding;

                  84. To construe and enforce the Plan and the documents and agreements filed in connection with the Plan and issue such orders as may be necessary for the implementation, execution and consummation of the Plan;

                  85. To determine any and all applications for allowance of compensation and expense reimbursement for periods on or before the Effective Date, and to determine any other request for payment of administrative expenses;

                  86. To determine all matters that may be pending before the Bankruptcy Court on or before the Effective Date;

                  87. To resolve any dispute regarding the implementation or interpretation of the Plan that arises at any time before the Cases are closed, including determination, to the extent a dispute arises, of the entities entitled to a Distribution within any particular Class of Claims;

                  88. To determine all applications, adversary proceedings, contested matters and other litigated matters that were brought or that could have been brought on or before the Effective Date;

                  89. To determine matters concerning local, state and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, and to determine any tax claims that may arise against the Debtors as a result of the transactions contemplated by the Plan;

                  90. To determine such other matters, or for such other purposes, as may be provided in the Confirmation Order; and

                  91. To modify the Plan pursuant to section 1127 of the Bankruptcy Code, or to remedy any apparent nonmaterial defect or omission in the Plan, or to reconcile any nonmaterial inconsistency in the Plan so as to carry out its intent and purposes.

                  Prior to the Effective Date, the Bankruptcy Court shall retain jurisdiction with respect to each of the foregoing items and all other matters that were subject to its jurisdiction prior to the Effective Date.

         B.       EXCULPATION.

                  Except with respect to the express duties provided herein none of the Debtors, nor any of their respective present or former members, directors, officers, employees, advisors, attorneys, affiliates, subsidiaries or agents, shall have or incur any liability to any holder of a Claim or Interest, or members of the Committee, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors or attorneys, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of these Cases, the pursuit of confirmation of the Plan, or the consummation of the Plan, except for their willful misconduct, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan or in the context of these Cases. Except with respect to the express duties provided herein, no holder of a Claim or Interest, or members of the Committee, or any other party in interest, including their respective agents, employees, representatives, financial advisors, or attorneys, shall have any right of action against the Debtors, or any of their respective present or former members, directors, officers, employees, advisors, attorneys, affiliates, subsidiaries or agents, for any act or omission in connection with, relating to, or arising out of, these Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan, except for their willful misconduct.

         C.       TERMS BINDING.

                  On the Effective Date, all provisions of the Plan, including all agreements, instruments and other documents filed in accordance with the Plan and executed by the Debtors in connection with the Plan, shall be binding upon the Debtors, all Claim and Interest holders and all other entities that are affected in any manner by the Plan. All agreements, instruments and other documents filed in connection with the Plan shall have full force and effect, and shall bind all parties thereto as of the Effective Date, whether or not such exhibits actually shall be executed by parties other than the Debtors or shall be issued, delivered or recorded on the Effective Date or thereafter.

         D.       ADDITIONAL TERMS OF OTHER INSTRUMENTS.

                  The agreements entered into pursuant to the Plan shall contain such other terms, not inconsistent with the provisions of the Plan, as are reflected in the forms of such agreements and related documents filed with the Bankruptcy Court at least five (5) days prior to the Confirmation Hearing. Any modification of the documents after such date shall be treated as a Plan modification and shall be governed by section 1127 of the Code.

         E.       PAYMENT DATES.

                  Whenever any payment to be made under the Plan is due on a day other than a Business Day, such payment shall instead be made, without interest, on the next succeeding Business Day.

         F.       SUCCESSORS AND ASSIGNS.

                  The rights, benefits and obligations of any person named or referred to in the Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assignee of such person.

         G.       INCONSISTENCIES.

                  In the event that there is any inconsistency between the Plan and the Disclosure Statement, any exhibit to the Plan or any other instrument or document created or executed pursuant to the Plan, the Plan shall govern.

         H.       COMPLIANCE WITH APPLICABLE LAW.

                  It is intended that the provisions of the Plan (including the implementation thereof) shall be in compliance with all applicable laws and any rules and regulations promulgated thereunder. If the Debtors conclude that the Plan may not comply with applicable law, then and in such event the Debtors intend to amend the Plan in such respects as they deem necessary to bring the Plan into compliance therewith.

         I.       GOVERNING LAW.

                  Except to the extent that the Bankruptcy Code or any other federal law is applicable or to the extent the law of a different jurisdiction is validly elected by the Debtors, the rights, duties and obligations arising under the Plan shall be governed in accordance with the substantive laws of the United States of America and, to the extent federal law is not applicable, the State of Delaware.

         J.       MODIFICATION OF PLAN.

                  The Plan may be modified pursuant to section 1127 of the Bankruptcy Code.

         K.       HEADINGS.

                  The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the construction thereof.

Dated:    June 2, 2000                      CELLNET DATA SYSTEMS, INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------
                                            By:   John S. Dubel
                                            Title:   Chief Operating Officer

                                            CELLNET FUNDING, L.L.C.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA RETROFIT SERVICES INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES, INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (AZ), INC.
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (CA), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (IS), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ---------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (KC), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (ME), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (MSP), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ------------------------------------
                                            By: John S. Dubel
                                            Title:   Chief Operating Officer

                                            CELLNET DATA SERVICES (NH), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            -----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (PA), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ------------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (SF), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (SL), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CELLNET DATA SERVICES (TX), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            ----------------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN HOLDINGS, INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN HOLDINGS (TX), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN FREQUENCY (ME), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN FREQUENCY (NH), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN FREQUENCY (PA), INC.,
                                            Debtor and Debtor In Possession

                                            /s/  John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN FREQUENCY (SF), INC.,
                                            Debtor and Debtor In Possession

                                            /s/ John S. Dubel

                                            --------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                            CN PARTNERS (TX), L.P.,
                                            Debtor and Debtor In Possession
                                            by its General Partner, CellNet Data
                                            Systems (TX), Inc.

                                            /s/ John S. Dubel

                                            ---------------------------
                                            By: John S. Dubel
                                            Title: Chief Operating Officer

                                                                      Schedule I

                                                              SUBSIDIARY DEBTORS

CellNet Funding, L.L.C.
CellNet Data Retrofit Services, Inc.
CellNet Data Services, Inc.
CellNet Data Services (AZ), Inc.
CellNet Data Services (CA), Inc.
CellNet Data Services (IS), Inc.
CellNet Data Services (KC), Inc.
CellNet Data Services (ME), Inc.
CellNet Data Services (MSP), Inc.
CellNet Data Services (NH), Inc.
CellNet Data Services (PA), Inc.
CellNet Data Services (SF), Inc.
CellNet Data Services (SL), Inc.
CellNet Data Services (TX), Inc.
CN Holdings, Inc.
CN Holdings (TX), Inc.
CN Frequency (ME), Inc.
CN Frequency (NH), Inc.
CN Frequency (PA), Inc.
CN Frequency (SF), Inc.
CN Partners (TX), L.P.

                                                                     Schedule II
                                                         EXECUTORY CONTRACTS AND
                                                   UNEXPIRED LEASES NOT REJECTED
                                                            PURSUANT TO THE PLAN

[Schedule Omitted -- Schedule is on file with the Bankruptcy Court.]

                                                                    Schedule III
                                                ESTIMATED ALLOWED CLAIM SCHEDULE

To be provided at the hearing on the Disclosure Statement.



                                       82